SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION:

DWS Variable NAV Money Fund

The following information replaces similar disclosure under the “DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS” section of the fund’s Statement of Additional Information:

Institutional Shares – Investors Cash Trust. The Services Agreement authorizes each fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio and DWS Variable NAV Money Fund, each a series of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% for the Institutional Shares of the Treasury Portfolio at the discretion of the Board. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

The following information replaces similar disclosure under the “PART II: APPENDIX II-D – FINANCIAL SERVICES FIRMS’ COMPENSATION” section of the fund’s Statement of Additional Information:

Institutional Shares – Investors Cash Trust: For the Institutional Shares class of the Treasury Portfolio and DWS Variable NAV Money Fund, each a series of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

Please Retain This Supplement for Future Reference

January 21, 2014
SAISTKR-141